REDUCING REVOLVING CREDIT AGREEMENT


       This Credit Agreement is made and entered into as of the 29th day of March, 1996 by and between Pennsylvania Company, a Delaware corporation ("Lender"), and Great American Holding Corporation, an Ohio corporation ("Borrower").

       WHEREAS, Borrower and Lender wish to enter into this Reducing Revolving Credit Agreement pursuant to which Borrower may borrow from Lender up to $150,000,000;

       WHEREAS, Lender and The First National Bank of Boston, as Agent have entered into a Credit Agreement dated as of December 29, 1995 ("Bank of Boston Agreement") which provides that Lender may borrow up to $75,000,000 upon the terms and conditions set forth in the Bank of Boston Agreement;

       WHEREAS, Lender and Borrower believe it to be mutually beneficial to enter into an agreement similar to the Bank of Boston Agreement;

       NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

       Section 1. Revolving Loans. From and after the date hereof to and including December 31, 2000, Lender will make available to the Borrower loans as requested by Borrower pursuant to the provisions hereof. Each such loan shall be referred to herein as a "Loan". Borrower may borrow and repay Loans hereunder from time to time so long as the aggregate amount of Loans outstanding hereunder at any one time does not exceed the amounts on and after each date set forth in the following table:

                                                    Maximum Amount
               Date                              of Loan Outstanding
- -----------------------------------------------------------------------
               December 31, 1998                  $150,000,000
               March 31, 1999                      140,000,000
               June 30, 1999                       120,000,000
               September 30, 1999                  100,000,000
               December 31, 1999                    80,000,000
               March 31, 2000                       60,000,000
               June 30, 2000                        40,000,000
               September 30, 2000                   20,000,000
               December 31, 2000                         - 0 -


The Lender shall, and is hereby irrevocably authorized by the Borrower to, endorse on the schedule to the attached Promissory Note ("Note") or a continuation of such schedule, an appropriate notation evidencing advances and repayments of Loans pursuant to this Credit Agreement.

       On December 31, 2000, the outstanding principal balance on the Loans will be due and payable.

       Borrower may pay any and all amounts outstanding hereunder at any time without penalty.

       Section 2. The Note. The absolute and unconditional obligation of the Borrower to repay to Lender the principal amount of Loans pursuant to this Credit Agreement shall be evidenced by a Note in the form attached. The obligations of Borrower hereunder are not secured by any assets of Borrower.

       Section 3. Procedure for Obtaining Loans. Whenever the Borrower desires to receive a Loan, the Borrower will furnish to the Lender a written or telephonic request therefor which shall (1) be received by the Lender not less than one and not more than ten Business Days prior to the date of such Loan, unless waived by Lender, (2) state the amount of such Loan, (3) state the bank account of the Borrower to which payment of the proceeds of such Loan is to be made. Any telephonic application made by the Borrower pursuant to the provisions of this Section 3 shall be promptly confirmed in writing.

       Section 4.        Interest Payable on Note.

       Interest shall be paid on the outstanding principal amount of the Note until the principal sum or the unpaid portion thereof shall have been fully paid. The applicable interest rate shall be the rate at which Borrower could borrow under the Bank of Boston Agreement.

       Section 5. Term, Conditions, Covenants, Representations, Warranties and Provisions of this Agreement. Other than as set forth in this Credit Agreement and except for Sections 5 and 6 of the Bank of Boston Agreement, all of the terms, conditions, covenants, representations, warranties and provisions of the Bank of Boston Agreement are incorporated by reference in this Agreement, including, without limitation, provisions relating to default and events of default.

       Section 6. Binding Effect. This Credit Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. The Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

       The Lender shall have the right to assign all or any part of its obligations to make the loan to any affiliate or subsidiary; provided, however, such Assignment shall not relieve the Lender of its obligations hereunder. In the event of such Assignment by the Lender, the assignee, in addition to the Lender, shall be deemed to have been named the "Lender" in the first paragraph of this Credit Agreement and all representations, warranties and covenants of the Borrower made herein shall be deemed to have been made to and shall inure to the benefit of such assignee.

       Section 7. Governing Law. The Loan Documents shall be deemed to be contracts made under the laws of, executed and delivered in the State of Ohio, and for all purposes shall be construed in accordance with the laws of said State.

       IN WITNESS WHEREOF, the parties hereto have executed this Credit Agreement on the day and year first above written.


                                        PENNSYLVANIA COMPANY

                                        By:  Fred J. Runk
                                           -------------------------------
                                             Sr. Vice President & Treasurer


                                        GREAT AMERICAN HOLDING CORPORATION

                                        By:  James E. Evans
                                             -----------------------------
                                             Vice President

                                        PROMISSORY NOTE


                                                         As of March 29, 1996


1. FOR VALUE RECEIVED, the undersigned, GREAT AMERICAN HOLDING CORPORATION (the "Company"), hereby promises to pay Pennsylvania Company (the "Lender"), the aggregate unpaid principal amount of the loans made by the Lender to the Company pursuant to the Credit Agreement referred to below. The Company promises to pay daily interest from the date hereof, computed as provided in such Credit Agreement, on the aggregate principal amount of such loans from time to time unpaid at the rate determined as set forth in Section 4 of the Credit Agreement and to pay interest on overdue principal and, to the extent not prohibited by applicable law, on overdue installments of interest and principal and fees at the rate specified in such Credit Agreement, all such interest being payable at the time specified in such Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

2. Payments hereunder shall be made to the Lender at One East Fourth Street, Cincinnati, Ohio 45202.

3. All Loans made by the Lender pursuant to the Credit Agreement referred to below and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such loan then outstanding shall be endorsed by the Lender on the schedule attached hereto or on a continuation of such schedule attached to and made part hereof; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Company under this Promissory Note ("Note") or the Credit Agreement.

4. This Note evidences borrowings under and is entitled to the benefits of and is subject to the provisions of the Credit Agreement dated as of March 29, 1996, as from time to time in effect (the "Credit Agreement"), among the maker and the payee hereof. The principal of this Note is prepayable in any amount and may be prepaid in whole or from time to time in part. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

5. In case an Event of Default shall occur, the entire principal of this Note may become or be declared due and payable.

6. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE STATE OF OHIO.

7. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment, or forbearance or other indulgence without notice.


                                  GREAT AMERICAN HOLDING CORPORATION


                                  By:  Fred J. Runk
                                      ---------------------------
                                       Vice President & Treasurer